Mortgage Servicing Rights (Tables)	12 Months Ended
Dec. 31, 2011
Transfers and Servicing [Abstract]
Activity for Residential First Mortgage MSRs
The table below presents activity for residential first-lien MSRs for 2011 and 2010. Commercial and residential reverse MSRs, which are carried at the lower of carrying or market value and accounted for using the amortization method, totaled $132 million and $277 million at December 31, 2011 and 2010, and are not included in the tables in this Note.

(Dollars in millions)	2011	2010
Balance, January 1	$14,900	$19,465
Additions	1,656	3,626
Sales	(896)	(110)
Impact of customer payments (1)	(2,621)	(3,760)
Impact of changes in interest rates and other market factors (2)	(4,890)	(3,224)
Model and other cash flow assumption changes: (3)
Projected cash flows, primarily due to increases in cost to service loans	(2,306)	(3,161)
Impact of changes in the Home Price Index	428	937
Impact of changes in the prepayment model	1,818	1,298
Other model changes	(711)	(171)
Balance, December 31	$7,378	$14,900
Mortgage loans serviced for investors (in billions)	$1,379	$1,628

(1)	Represents the change in the market value of the MSR asset due to the impact of customer payments received during the period.

(2)	These amounts reflect changes in the modeled MSR fair value largely due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve.

(3)	These amounts reflect periodic adjustments to the valuation model as well as changes in certain cash flow assumptions such as costs to service and ancillary income per loan.

Assumption for Fair Value of MSRs
The significant economic assumptions used in determining the fair value of MSRs at December 31, 2011 and 2010 are presented below.

Significant Economic Assumptions

	December 31
	2011		2010
(Dollars in millions)	Fixed	Adjustable	Fixed	Adjustable
Weighted-average OAS	2.80%	5.61%	2.17%	5.12%
Weighted-average life, in years	3.78	2.10	4.85	2.29

Sensitivity of the Weighted-Average Lives and Fair Values of MSRs
The table below presents the sensitivity of the weighted-average lives and fair value of MSRs to changes in modeled assumptions. These sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of MSRs that continue to be held by the Corporation is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. The below sensitivities do not reflect any hedge strategies that may be undertaken to mitigate such risk.

Sensitivity Impacts

	December 31, 2011
	Change in Weighted-average Lives
(Dollars in millions)	Fixed		Adjustable		Change in Fair Value
Prepayment rates
Impact of 10% decrease	0.29	years	0.14	years	$639
Impact of 20% decrease	0.63		0.31		1,375
Impact of 10% increase	(0.25)		(0.12)		(561)
Impact of 20% increase	(0.48)		(0.23)		(1,056)
OAS level
Impact of 100 bps decrease	n/a		n/a		$375
Impact of 200 bps decrease	n/a		n/a		782
Impact of 100 bps increase	n/a		n/a		(345)
Impact of 200 bps increase	n/a		n/a		(664)
n/a = not applicable